UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

NuPathe Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34836	20-2218246
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Washington Street Suite 200 Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 567-0130

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders.

2012 Annual Meeting of Stockholders

The 2012 Annual Meeting of Stockholders of NuPathe Inc. was held on June 7, 2012. The proposals voted on at the Annual Meeting and the results of the vote were as follows:

Proposal No. 1: Election of Directors

Stockholders re-elected the following individuals to serve as directors until NuPathe’s 2013 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Vote
Wayne P. Yetter	7,841,703	252,692	2,581,837

Michael Cola	7,700,399	383,996	2,581,837

Jeanne Cunicelli	7,841,673	252,722	2,581,837

William J. Federici	7,841,703	252,692	2,581,837

Jane H. Hollingsworth	7,841,673	252,722	2,581,837

Gary J. Kurtzman, MD	7,841,703	252,692	2,581,837

Robert P. Roche, Jr.	7,841,703	252,692	2,581,837

Proposal No. 2: Ratification of the Selection of KPMG LLP as the Company’s Independent Public Registered Accounting Firm for 2012

Stockholders ratified the selection of KPMG LLP as NuPathe’s independent registered public accounting firm for 2012.

For	Against	Abstain
10,652,253	6,129	17,850

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUPATHE INC.

	By:	/s/ Jane H. Hollingsworth
Jane H. Hollingsworth
Chief Executive Officer

Dated: June 12, 2012